SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Earliest Event Reported: September 24, 2002
(date of earliest event reported)

WACHOVIA ASSET SECURITIZATION, INC.
(Exact name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	333-97457 (Commission File Number)	56-1967773 (I.R.S. Employer Identification Number)

One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (704) 374-2702

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.     Other Events

Filing of Accountant's Consent

        The consolidated financial statements of Ambac Assurance Corporation ("Ambac") and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001 (the "Consolidated Financial Statements"), included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statement of Ambac and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 20001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the Securities and Exchange Commission on May 13, 2002), as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002 and August 14, 2002, as such Current Reports related to Ambac, are hereby incororated by refernece in this Form 8-K and in the Prospectus Supplement relating to the Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2002-HE1.

        The Consolidated Financial Statements have been audited by KPMG LLP, and the consent of KPMG LLP to (i) the incorporation by reference of such financial statements in this Form 8-K and (ii) their being named as "Experts" in the Prospectus Supplement relating to the Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2002-HE1, is attached hereto as Exhibit 23.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

23.1 Consent of KPMG LLP

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA ASSET SECURITIZATION, INC.
By:	/s/ Robert Perret
Name: Robert Perret Title: Vice President

Dated: September 24, 2002

Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-97457) of Wachovia Asset Securitization, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated September 24, 2002 of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 26, 2002 and to the reference to our firm unde the heading "Experts" in the Prospectus Supplement.

/s/ KPMG LLP

New York, New York
September 24, 2002